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                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2009 -- MARCH 31, 2010

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
 California St   10/30/09       -      $104.30  $2,935,615,000  $1,000,000    0.034%      0.54%    Barclays        Barclays
   Economic                                                                                        Capital,        Capital
   Recovery                                                                                        Blaylock
    5.250%                                                                                         Robert Van,
 due 7/1/2021                                                                                      LLC,
                                                                                                   Duncan-
                                                                                                   Williams,
                                                                                                   Inc., Estrada
                                                                                                   Hinojosa &
                                                                                                   Company,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs
                                                                                                   & Co., J.P.
                                                                                                   Morgan,
                                                                                                   Merchant
                                                                                                   Capital
                                                                                                   LLC, Morgan
                                                                                                   Keegan
                                                                                                   and Company,
                                                                                                   Inc.,
                                                                                                   Oppenheimer &
                                                                                                   Co., Inc.,
                                                                                                   Prager Sealy &
                                                                                                   Co., LLC,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Inc., Wedbush
                                                                                                   Morgan
                                                                                                   Securities,

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
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Brandis Tallman
                                                                                                   LLC, Edward D.
                                                                                                   Jones & Co.,
                                                                                                   LP, Fidelity
                                                                                                   Capital
                                                                                                   Markets, Great
                                                                                                   Pacific
                                                                                                   Securities,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Merrill Lynch &
                                                                                                   co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Pershing LLC,
                                                                                                   R.W. Baird &
                                                                                                   Co., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Stern
                                                                                                   Brothers & Co.,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   City National
                                                                                                   Securities,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   George K Baum &
                                                                                                   Company,
                                                                                                   Herbert J Sims
                                                                                                   & Co., Inc.,
                                                                                                   Jesup &

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
                                                                                                   Lamont
                                                                                                   Securities,
                                                                                                   Inc., MFR
                                                                                                   Securities,
                                                                                                   Inc., O'Connor
                                                                                                   & Co.
                                                                                                   Securities,
                                                                                                   Inc., Podesta &
                                                                                                   Co., Ramirez &
                                                                                                   Co., Inc., SL
                                                                                                   Hare Capital,
                                                                                                   Inc., Stone &
                                                                                                   Youngberg,
                                                                                                   Westhoff, Cone
                                                                                                   & Holmstedt,
                                                                                                   Citigroup
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